UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-07326

                         Gabelli Investor Funds, Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

                           Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                           Rye, New York 10580-1422

(Name and address of agent for service)

registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli ABC Fund Annual Report — December 31, 2014	Mario J. Gabelli, CFA Portfolio Manager

To Our Shareholders,

For the year ended December 31, 2014, both the net asset value (“NAV”) per Class AAA Share of The Gabelli ABC Fund and the Standard & Poor’s (“S&P”) Long-Only Merger Arbitrage Index increased 1.2%. The performance of the Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index for the year was 0.03%. See page 3 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2014.

Performance Discussion (Unaudited)

In 2014, global deal volumes increased 47.4% to $3.5 trillion, marking the strongest year for worldwide mergers and acquisitions (“M&A”) since 2007. This surge was propelled by ninety-five deals in excess of $5 billion, more than double the number of comparably sized deals announced last year. In the fourth quarter, deal volume totaled $922.5 billion, an increase of 7% sequentially. The ingredients of corporate deal-making remain, with low interest rates, high levels of cash, and increased stock prices providing companies with the right tools to engage in transactions.

Geographically, there was $1.3 trillion of cross-border M&A during the year, an increase of 78% from 2013. Announced deal volume in the Americas remained robust, totaling $1.8 trillion, with a 47.8% increase over 2013. Of the 15 largest deals in 2014, 8 were in the U.S., accounting for just over $372 billion in total deal volume. European M&A volume continued to be strong in the fourth quarter and finished the year at $869 billion, an increase of 54.9% from 2013 to total $716.2 billion for the year.

As in the previous two years, energy and power represented the most active sector, accounting for 16.6% of worldwide volume in 2014. Healthcare and real estate rounded out the top three most active sectors, representing 11.3% and 10.7% of global deal volume.

Some select deals that closed during the year were Algeta ASA, a Norwegian biotechnology company that was acquired by joint venture partner Bayer AG. The offer successfully closed on February 26, 2014 providing a 19.05% annualized return for the Fund. Beam Inc. was acquired by Suntory Holdings Limited (a Japanese holding company) for $83.50 cash per share in a $16 billion merger. Shareholders and regulators approved the deal and it closed on April 30, 2014 earning the Fund a 3.91% annualized return. Hillshire Brands Co., a U.S. meat and bakery business, announced in July that it had received a $63 per share cash tender offer from Tyson Foods, valuing Hillshire Brands at $8.6 billion. The deal closed on August 28, 2014 earning the Fund a 30.9% annualized return. LIN Media LLC, a U.S. based multimedia company, announced that Media General Inc. (0.1% of net assets as of December 31, 2014), another broadcasting company, would acquire LIN in a

$2.6 billion merger. The deal closed on December 19, 2014 after both companies received shareholder and U.S. regulatory approvals. The Fund earned an 11.66% annualized return.

In addition to these deals, Las Vegas, Nevada based International Game Technology (2.1%), a global leader in the design and manufacturing of gaming equipment and related services, entered into a merger agreement with Italian lottery industry leader GTE SpA for a cash and stock consideration of $18.25 per share. The deal values International Game Technology at $6.4 billion. The transaction has received U.S. antitrust clearance and is expected to close in the first half of 2015. Sapient Corp. (3.0%), a technology focused marketing and consulting firm, announced in November 2014 that France’s Publicis Groupe would acquire Sapient for $25 cash per share in a $3.7 billion tender offer. The deal helps diversify Publicis into the digital marketing arena. On December 24, 2014, the tender offer was extended as the companies were waiting on approval from CFIUS, a committee of several departments of the U.S. government, which focuses on foreign acquisitions of U.S. companies. The deal closed on February 6, 2015.

We appreciate your confidence and trust.

Sincerely yours,

Bruce N. Alpert
President

February 20, 2015

Comparative Results

Average Annual Returns through December 31, 2014 (a) (Unaudited)
	1 Year	5 Year	10 Year	Since Inception 5/14/93
AAA Shares (GABCX)	1.15%	3.44%	4.41%	6.09%
Advisor Shares (GADVX)	0.89	3.17	4.21	6.00
S&P Long-Only Merger Arbitrage Index	1.18	4.17	N/A(b)	N/A(b)
Lipper U.S. Treasury Money Market Fund Average	0.01	0.01	1.23	2.44(c)
Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index	0.03	0.09	1.54	2.91
S&P 500 Index	13.69	15.45	7.67	9.52(c)

In the current prospectuses dated April 30, 2014, the expense ratios for Class AAA and the Advisor Class Shares, are 0.58% and 0.83%, respectively. See page 13 for the expense ratios for the year ended December 31, 2014. The Fund does not have a sales charge.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Returns would have been lower had Gabelli Funds, LLC, the Adviser, not reimbursed certain expenses of the Fund prior to December 31, 2007. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of the Advisor Class Shares on May 1, 2007. The actual performance of the Advisor Class Shares would have been lower due to the additional expenses associated with this class of shares. The S&P Long-Only Merger Arbitrage Index is comprised of a maximum of 40 large and liquid stocks that are active targets in pending merger deals. The Lipper U.S. Treasury Money Market Fund Average reflects the average performance of mutual funds classified in this particular category. The Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the rebalancing (month end) date. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. Dividends are considered reinvested except for the Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index. You cannot invest directly in an index.

(b)	S&P Long-Only Merger Arbitrage Index inception date is January 17, 2008.
(c)	Lipper U.S. Treasury Money Market Fund Average and the S&P 500 Index since inception performance are as of April 30, 1993.

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Gabelli ABC Fund Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from July 1, 2014 through December 31, 2014	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2014.

	Beginning Account Value 07/01/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period*
The Gabelli ABC Fund
Actual Fund Return
Class AAA	$1,000.00	$ 997.90	0.59%	$2.97
Advisor Class	$1,000.00	$ 996.10	0.84%	$4.23
Hypothetical 5% Return
Class AAA	$1,000.00	$1,022.23	0.59%	$3.01
Advisor Class	$1,000.00	$1,020.97	0.84%	$4.28

*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2014:

The Gabelli ABC Fund

Long Positions
U.S. Government Obligations	40.3%
Health Care	12.5%
Energy and Utilities	8.3%
Retail	8.3%
Financial Services	5.3%
Automotive: Parts and Accessories	4.9%
Cable and Satellite	3.4%
Computer Software and Services	3.2%
Food and Beverage	3.0%
Telecommunications	2.6%
Hotels and Gaming	2.4%
Semiconductors	2.3%
Communications Equipment	1.8%
Building and Construction	1.2%
Metals and Mining	0.8%
Specialty Chemicals	0.7%
Business Services	0.6%
Diversified Industrial	0.4%
Wireless Communications	0.4%
Consumer Products	0.3%
Entertainment	0.3%

Aerospace	0.3%
Equipment and Supplies	0.1%
Foward Foreign Exchange Contracts	0.1%
Real Estate	0.1%
Machinery	0.1%
Paper and Forest Products	0.1%
Electronics	0.1%
Broadcasting	0.0%*
Publishing	0.0%*
Consumer Services	0.0%*
Computer Hardware	0.0%*
Other Assets and Liabilities (Net)	(1.8)%

Short Positions
Building and Construction	(1.5)%
Health Care	(0.6)%
Consumer Products	(0.0)%*
Specialty Chemicals	(0.0)%*

100.0%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli ABC Fund

Schedule of Investments — December 31, 2014

Shares		Cost	Market Value
	COMMON STOCKS — 63.3%
	Aerospace — 0.3%
48,000	B/E Aerospace Inc.†	$2,850,330	$2,784,960
24,000	KLX Inc.†	1,108,462	990,000

		3,958,792	3,774,960

	Automotive: Parts and Accessories — 4.9%
145,084	Cooper Tire & Rubber Co.	3,479,399	5,027,160
300	Strattec Security Corp.	4,118	24,774
100,000	The Pep Boys - Manny, Moe & Jack†	1,116,573	982,000
591,000	TRW Automotive Holdings Corp.†	60,909,250	60,784,350

		65,509,340	66,818,284

	Broadcasting — 0.0%
8,000	Cogeco Inc.	155,796	420,726
4,000	Salem Communications Corp., Cl. A	2,780	31,280

		158,576	452,006

	Building and Construction — 1.2%
2,000	Brookfield Residential Properties Inc.†	48,258	48,120
450,000	Lennar Corp., Cl. B	15,122,924	16,249,500
4,000	Sanitec Oyj	52,424	49,644
5,000	Vicwest Inc.	56,164	53,968

		15,279,770	16,401,232

	Business Services — 0.6%
90,000	Blackhawk Network Holdings Inc., Cl. B†	2,153,429	3,392,100
40,000	Diebold Inc.	1,220,261	1,385,600
3,000	Funespana SA†	27,182	22,652
87,042	Global Sources Ltd.†	691,222	553,587
20,000	GrainCorp Ltd., Cl. A	162,315	134,706
1,000	PubliGroupe AG	228,003	212,030
12,000	The Brink’s Co.	301,924	292,920
55,000	The Interpublic Group of Companies Inc.	1,041,729	1,142,350
55,000	TNT Express NV	499,748	368,770

		6,325,813	7,504,715

	Cable and Satellite — 3.4%
1,000	AMC Networks Inc., Cl. A†	33,167	63,770
195,000	Cablevision Systems Corp., Cl. A	2,945,617	4,024,800
150,000	DIRECTV†	12,602,570	13,005,000
50,660	Liberty Global plc, Cl. A†	2,276,948	2,543,385
124,986	Liberty Global plc, Cl. C†	5,529,261	6,038,074
1,716,200	Sky Deutschland AG†	14,895,675	13,955,378
80,000	Sky plc	897,959	1,120,947

Shares		Cost	Market Value
38,000	Time Warner Cable Inc.	$5,446,697	$5,778,280

		44,627,894	46,529,634

	Communications Equipment — 1.8%
1,200,000	Riverbed Technology Inc.†	24,386,629	24,492,000

	Computer Hardware — 0.0%
1,000	Spansion Inc., Cl. A†	29,896	34,220

	Computer Software and Services — 3.2%
16,000	Actuate Corp.†	105,144	105,600
60,000	Advanced Computer Software Group plc	130,903	129,754
100,000	BMC Software Stub†	0	5,000
189,343	Covisint Corp.†	488,183	501,759
42,000	Digital River Inc.†	1,060,831	1,038,660
8,000	eBay Inc.†	284,442	448,960
52,000	iGO Inc.†	163,480	135,200
1,650,300	Sapient Corp.†	40,687,333	41,059,464
2,000	Yahoo! Inc.†	29,400	101,020

		42,949,716	43,525,417

	Consumer Products — 0.3%
60,000	Avon Products Inc.	895,168	563,400
42,000	Blyth Inc.	441,580	384,300
57,000	Lorillard Inc.	3,461,959	3,587,580

		4,798,707	4,535,280

	Consumer Services — 0.0%
300,000	Corinthian Colleges Inc.†	28,312	18,990
1,000	Liberty Interactive Corp., Cl. A†	14,856	29,420
404	Liberty TripAdvisor Holdings Inc., Cl. A†	3,849	10,868
546	Liberty Ventures, Cl. A†	6,469	20,595

		53,486	79,873

	Diversified Industrial — 0.4%
957,900	Eltek ASA	1,485,458	1,490,895
10,000	Fortune Brands Home & Security Inc.	127,982	452,700
30,000	Katy Industries Inc.†	23,299	42,000
40,000	Myers Industries Inc.	415,859	704,000
60,000	Tyco International plc	1,142,432	2,631,600
10,000	United Envirotech Ltd.	12,512	12,154
17,000	Wartsila OYJ Abp	879,925	762,975

		4,087,467	6,096,324

	Electronics — 0.1%
70,000	Alliance Semiconductor Corp.†	240,731	56,000
45,000	Emulex Corp.†	318,107	255,150
40,000	Laird plc	119,863	193,890
12,000	MoSys Inc.†	45,904	22,440

See accompanying notes to financial statements.

The Gabelli ABC Fund

Schedule of Investments (Continued) — December 31, 2014

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Electronics (Continued)
10,000	Viasystems Group Inc.†	$159,408	$162,800

		884,013	690,280

	Energy and Utilities — 8.3%
1,420,000	Alvopetro Energy Ltd.†	1,467,496	519,453
4,153	AMEC Foster Wheeler plc, ADR	73,047	53,740
26,500	Anadarko Petroleum Corp.	2,651,299	2,186,250
14,000	Apache Corp.	1,223,812	877,380
1,200	Baker Hughes Inc.	71,783	67,284
118,616	Cleco Corp.	6,390,498	6,469,317
200,000	Dragon Oil plc	1,241,512	1,675,498
543,000	Dresser-Rand Group Inc.†	44,395,007	44,417,400
20,000	Endesa SA	453,617	400,528
12,000	Energy Transfer Partners LP	658,527	780,000
92,000	EXCO Resources Inc.	475,357	199,640
3,000	Exxon Mobil Corp.	171,135	277,350
250,000	GenOn Energy Inc., Escrow†	0	0
400,000	Gulf Coast Ultra Deep Royalty Trust†	700,000	508,000
10,000	Halcon Resources Corp.†	86,812	17,800
6,000	Hawaiian Electric Industries Inc.	195,702	200,880
5,000	Hess Corp.	253,364	369,100
4,059	IGAS Energy plc†	5,582	2,230
48,500	Integrys Energy Group Inc.	3,330,402	3,775,725
60,000	National Fuel Gas Co.	3,511,065	4,171,800
16,000	NorthWestern Corp.	379,037	905,280
1,000	Origin Energy Ltd.	15,738	9,527
313,286	Pepco Holdings Inc.	8,385,537	8,436,792
170,000	Severn Trent plc	4,592,893	5,315,148
9,000	Steel Excel Inc.†	238,313	229,050
3,900,000	Talisman Energy Inc.	29,504,055	30,537,000
100,000	Weatherford International plc†	1,490,936	1,145,000
80,000	WesternZagros Resources Ltd.†	287,279	29,953

		112,249,805	113,577,125

	Entertainment — 0.3%
2,000	Discovery Communications Inc., Cl. A†	17,469	68,900
6,000	Discovery Communications Inc., Cl. C†	53,710	202,320
82,910	Media General Inc.	1,461,565	1,387,084
6,000	Scripps Networks Interactive Inc., Cl. A	455,675	451,620
12,000	Take-Two Interactive Software Inc.†	112,294	336,360
6,500	The Madison Square Garden Co., Cl. A†	257,807	489,190

			Market
Shares		Cost	Value
14,000	Time Warner Inc.	$1,086,837	$1,195,880
4,000	Vivendi SA	65,632	100,144

		3,510,989	4,231,498

	Equipment and Supplies — 0.1%
5,500	The L.S. Starrett Co., Cl. A	60,275	109,615
50,000	Xylem Inc.	1,467,071	1,903,500

		1,527,346	2,013,115

	Financial Services — 5.3%
90,000	AllianceBernstein Holding LP	1,761,622	2,324,700
2,500	Aspen Insurance Holdings Ltd.	108,766	109,425
10,000	H&R Block Inc.	139,416	336,800
600,000	Hudson City Bancorp Inc.	5,733,061	6,072,000
37,000	Kinnevik Investment AB, Cl. A	1,349,457	1,229,291
60,000	KKR & Co. LP	349,003	1,392,600
1,400	MasterCard Inc., Cl. A	27,948	120,624
155,000	National Interstate Corp.	4,592,508	4,619,000
55,000	Navient Corp.	341,093	1,188,550
10,000	Oritani Financial Corp.	103,087	154,000
33,000	Platinum Underwriters Holdings Ltd.	2,451,769	2,422,860
730,000	Protective Life Corp.	50,665,105	50,844,500
2,000	Schweizerische National- Versicherungs-Gesellschaft AG	165,729	166,968
7,312	Sterling Bancorp	65,721	105,147
78,877	SWS Group Inc.†	587,168	545,040
6,000	The Bank of Kentucky Financial Corp.	277,163	289,620
5,000	The PNC Financial Services Group Inc.	250,104	456,150
260,000	Wright Investors’ Service Holdings Inc.†	650,000	439,400

		69,618,720	72,816,675

	Food and Beverage — 3.0%
1,200,700	Chiquita Brands International Inc.†	17,334,874	17,362,122
300,500	Nutreco NV	16,142,817	16,175,678
2,040,000	Parmalat SpA	7,599,055	5,899,735
5,000	Pernod Ricard SA	371,208	558,197
14,000	Post Holdings Inc.†	379,250	586,460
16,000	Remy Cointreau SA	868,201	1,071,817
10,000	Warrnambool Cheese & Butter Factory Co. Holding Ltd.†	68,912	64,577

		42,764,317	41,718,586

	Health Care — 12.4%
3,000	Alere Inc.†	119,928	114,000
2,000	Allergan Inc.	326,587	425,180
420,465	ArthroCare Corp. Stub†	0	147,163

See accompanying notes to financial statements.

The Gabelli ABC Fund

Schedule of Investments (Continued) — December 31, 2014

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Health Care (Continued)
85,000	AstraZeneca plc, ADR	$6,644,277	$5,982,300
8,000	Auxilium Pharmaceuticals Inc.†	258,383	275,080
1,096,000	Avanir Pharmaceuticals Inc.†	18,583,907	18,577,200
800	Bio-Rad Laboratories Inc., Cl. A†	79,952	96,448
300,000	CareFusion Corp.†	17,107,220	17,802,000
40,000	Celesio AG	1,265,251	1,293,305
212,000	Covance Inc.†	21,302,806	22,014,080
110,000	Covidien plc	9,658,049	11,250,800
280,000	Cubist Pharmaceuticals Inc.†	28,159,876	28,182,000
1,000	Gentiva Health Services Inc.†	14,582	19,050
12,000	ICU Medical Inc.†	712,257	982,800
600	Illumina Inc.†	24,778	110,748
1,000	Lexicon Pharmaceuticals Inc.†	1,640	910
500	Mead Johnson Nutrition Co.	12,000	50,270
433,000	Myrexis Inc.†	44,849	33,956
102,600	Prosensa Holding NV†	1,908,901	1,923,750
33,000	Shire plc, ADR	8,327,603	7,013,820
220,000	Sigma-Aldrich Corp.	30,080,334	30,199,400
15,000	Smith & Nephew plc, ADR	528,605	551,100
1,300,000	Volcano Corp.†	23,187,900	23,244,000

		168,349,685	170,289,360

	Hotels and Gaming — 2.4%
8,000	Belmond Ltd., Cl. A†	87,810	98,960
3,200	Churchill Downs Inc.	136,467	304,960
33,400	Eldorado Resorts Inc.†	166,116	135,270
1,760,000	International Game Technology	29,472,078	30,360,000
25,000	Ryman Hospitality Properties Inc.	1,076,449	1,318,500

		30,938,920	32,217,690

	Machinery — 0.1%
27,000	Astec Industries Inc.	999,050	1,061,370
27,000	CNH Industrial NV	288,308	217,620

		1,287,358	1,278,990

	Metals and Mining — 0.8%
900	Agnico-Eagle Mines Ltd.	21,667	22,403
100,000	Alcoa Inc.	956,116	1,579,000
110,000	AuRico Gold Inc.	880,240	360,800
5,000	Chaparral Gold Corp.†	1,641	2,087
58,000	Freeport-McMoRan Inc.	1,793,820	1,354,880
58,000	Newmont Mining Corp.	2,109,828	1,096,200
10,000	Pan American Silver Corp.	188,281	92,271
11,500	Vulcan Materials Co.	457,719	755,895
168,000	Whiting Petroleum Corp.†	12,158,623	5,544,000

		18,567,935	10,807,536

			Market
Shares		Cost	Value

	Paper and Forest Products — 0.1%
300,000	Ainsworth Lumber Co. Ltd.†	$983,906	$859,873

	Publishing — 0.0%
35,000	Journal Communications Inc., Cl. A†	360,406	400,050

	Real Estate — 0.1%
123,064	American Realty Capital Healthcare Trust Inc.	1,339,820	1,464,462
500	American Tower Corp.	7,707	49,425
5,000	GAGFAH SA†	109,839	111,930
5,000	Glimcher Realty Trust	68,728	68,700

		1,526,094	1,694,517

	Retail — 8.3%
6,000	Aaron’s Inc.	155,926	183,420
1,000	Casey’s General Stores Inc.	39,425	90,320
33,000	CST Brands Inc.	1,094,668	1,439,130
69,000	Family Dollar Stores Inc.	5,505,472	5,465,490
23,000	Macy’s Inc.	472,196	1,512,250
300,000	PetSmart Inc.	24,296,450	24,388,500
4,000	Pier 1 Imports Inc.	27,590	61,600
900,000	Safeway Inc.	32,342,156	31,608,000
580,000	The Pantry Inc.†	21,132,706	21,494,800
1,300,000	Zale Corp.†	27,196,380	27,300,000

		112,262,969	113,543,510

	Semiconductors — 2.3%
800,000	International Rectifier Corp.†	31,452,204	31,920,000

	Specialty Chemicals — 0.7%
24,500	Auriga Industries A/S, Cl. B†	1,315,817	1,224,114
23,000	Chemtura Corp.†	574,118	568,790
34,000	International Flavors & Fragrances Inc.	3,257,244	3,446,240
1,200	Monsanto Co.	56,001	143,364
40,000	Penford Corp.†	752,011	747,600
42,000	Rockwood Holdings Inc.	3,435,647	3,309,600
18,000	SGL Carbon SE†	417,597	298,835

		9,808,435	9,738,543

	Telecommunications — 2.6%
300,000	Asia Satellite Telecommuni- cations Holdings Ltd.	683,347	1,052,272
10,000	BCE Inc., Toronto	351,821	458,600
1,520,000	Jazztel plc†	24,565,243	23,082,973
130,000	Koninklijke KPN NV	396,278	413,403
18,000	Level 3 Communications Inc.†	843,467	888,840
220,000	Portugal Telecom SGPS SA	1,086,401	230,007
220,000	Sprint Corp.†	1,291,732	913,000
150,000	Telenet Group Holding NV†	6,837,486	8,428,322

See accompanying notes to financial statements.

The Gabelli ABC Fund

Schedule of Investments (Continued) — December 31, 2014

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Telecommunications (Continued)
5,000	Telephone & Data Systems Inc.	$130,801	$126,250

		36,186,576	35,593,667

	Wireless Communications — 0.3%
20,000	Blackberry Ltd.†	147,635	219,600
5,000	GLENTEL Inc.	107,476	108,409
14,000	Metricom Inc.†	1,680	1
40,000	Millicom International Cellular SA, SDR	3,652,735	2,988,885
200,000	NII Holdings Inc.†	179,013	3,700
7,500	T-Mobile US Inc.†	121,875	202,050
9,500	United States Cellular Corp.†	362,501	378,385

		4,572,915	3,901,030

	TOTAL COMMON STOCKS	859,018,679	867,535,990

	PREFERRED STOCKS — 0.0%
	Telecommunications — 0.0%
4,000	Cincinnati Bell Inc., 6.750%, Ser. B	83,263	196,960

	RIGHTS — 0.2%
	Health Care — 0.1%
110,600	Adolor Corp., CPR, expire 07/01/19†	0	57,512
187,969	Ambit Biosciences Corp., CVR†	0	112,781
135,000	American Medical Alert Corp.†	0	1,350
54,000	Chelsea Therapeutics International Ltd., CVR†	5,940	5,940
5,000	Community Health Systems Inc., CVR†	158	125
10,000	Cubist Pharmaceuticals Inc., CVR†	22,225	400
50,000	Durata Therapeutics Inc., CVR†	0	58,000
13,500	Furiex Pharmaceuticals Inc., CVR†	131,415	131,895
100	Omthera Pharmaceuticals Inc., expire 12/31/20†	0	60
200,000	Sanofi, CVR, expire 12/31/20†	296,850	158,000
825,000	Teva Pharmaceutical Industries Ltd., CPR, expire 02/20/23†	401,888	437,250
69,000	Trius Therapeutics, CVR†	0	8,970

		858,476	972,283

Shares			Cost	Market Value
		Wireless Communications — 0.1%
700,000		Leap Wireless International Inc., CVR, expire 03/14/16†	$1,636,304	$1,764,000

		TOTAL RIGHTS	2,494,780	2,736,283

		WARRANTS — 0.0%
		Energy and Utilities — 0.0%
32,000		Kinder Morgan Inc., expire 05/25/17†	61,383	136,320

		Metals and Mining — 0.0%
2,550		HudBay Minerals Inc., expire 07/20/18†	2,886	2,283

		TOTAL WARRANTS	64,269	138,603

Principal Amount

		CONVERTIBLE CORPORATE BONDS — 0.0%
		Building and Construction — 0.0%
$500,000		Layne Christensen Co., 4.250%, 11/15/18(a)	500,000	403,750

		CORPORATE BONDS — 0.0%
		Energy and Utilities — 0.0%
800,000		Texas Competitive Electric Holdings Co. LLC, Ser. B, 10.250%, 11/01/15†	711,567	80,000

		U.S. GOVERNMENT OBLIGATIONS — 40.3%
553,161,000		U.S. Treasury Bills, 0.000% to 0.130%††, 01/02/15 to 07/02/15(b)	553,069,184	553,076,978

		TOTAL INVESTMENTS — 103.8%	$1,415,941,742	1,424,168,564

			Settlement Date	Unrealized Appreciation

		FORWARD FOREIGN EXCHANGE CONTRACTS — 0.1%
3,400,000	(c)	Deliver British Pounds in exchange for United States Dollars 5,298,269(d)	01/23/15	55,762
58,800,000	(e)	Deliver Euros in exchange for United States Dollars 71,168,950(d)	01/23/15	1,916,935

		TOTAL FORWARD FOREIGN EXCHANGE CONTRACTS		1,972,697

See accompanying notes to financial statements.

The Gabelli ABC Fund

Schedule of Investments (Continued) — December 31, 2014

			Market
			Value
	SECURITIES SOLD SHORT — (2.1)% (Proceeds received $26,032,817)		$(29,161,231)

	Other Assets and Liabilities (Net) — (1.8)%		(25,076,116)

	NET ASSETS — 100.0%		$1,371,903,914

Shares		Proceeds	Market Value
	SECURITIES SOLD SHORT — (2.1)% Building and Construction — (1.5)%
450,000	Lennar Corp., Cl. A	$18,187,184	$20,164,500

	Consumer Products — (0.0)%
12,159	Reynolds American Inc.	718,456	781,459

	Health Care — (0.6)%
3,000	AbbVie Inc.	160,572	196,320
23,310	Becton Dickinson and Co.	2,941,494	3,243,820
62,140	Medtronic Inc.	3,726,814	4,486,508

		6,828,880	7,926,648

	Specialty Chemicals — (0.0)%
4,800	Albemarle Corp.	298,297	288,624

	TOTAL SECURITIES SOLD SHORT	$26,032,817	$29,161,231

(a)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the market value of the Rule 144A security amounted to $403,750 or 0.03% of net assets.

(b)	At December 31, 2014, $143,000,000 of the principal amount was reserved and/or pledged with the custodian for securities sold short and forward foreign exchange contracts.
(c)	Principal amount denoted in British Pounds.
(d)	At December 31, 2014, the Fund had entered into forward foreign exchange contracts with State Street Bank and Trust Co.
(e)	Principal amount denoted in Euros.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
CPR	Contingent Payment Right
CVR	Contingent Value Right
SDR	Swedish Depositary Receipt

See accompanying notes to financial statements.

The Gabelli ABC Fund

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investments, at value (cost $1,415,941,742)	$1,424,168,564
Foreign currency, at value (cost $6,198,988)	6,253,366
Deposit at brokers (including proceeds from securities sold short of $26,032,817)	28,703,647
Receivable for Fund shares sold	27,602,172
Receivable for investments sold	687,794
Unrealized appreciation on forward foreign exchange contracts	1,972,697
Dividends and interest receivable	612,818
Prepaid expenses	44,790

Total Assets	1,490,045,848

Liabilities:
Securities sold short, at value	29,161,231
Payable for investments purchased	80,834,066
Payable for Fund shares redeemed	7,244,271
Payable for investment advisory fees	567,168
Payable for distribution fees	154,910
Payable for accounting fees	11,250
Dividends payable on securities sold short	28,419
Other accrued expenses	140,619

Total Liabilities	118,141,934

Net Assets
(applicable to 136,010,220 shares outstanding)	$1,371,903,914

Net Assets Consist of:
Paid-in capital	$1,368,550,192
Accumulated distributions in excess of net investment income	(1,234,535)
Accumulated distributions in excess of net realized gain on investments, securities sold short, swap contracts, and foreign currency transactions	(2,532,726)
Net unrealized appreciation on investments	8,226,822
Net unrealized depreciation on securities sold short	(3,128,414)
Net unrealized appreciation on foreign currency translations	2,022,575

Net Assets	$1,371,903,914

Shares of Capital Stock, each at $0.001 par value;
500,000,000 shares authorized:

Class AAA:
Net Asset Value, offering, and redemption price per share ($659,818,084 ÷ 65,135,134 shares outstanding)	$10.13

Advisor Class:
Net Asset Value, offering, and redemption price per share ($712,085,830 ÷ 70,875,086 shares outstanding)	$10.05

Statement of Operations

For the Year Ended December 31, 2014

Investment Income:
Dividends (net of foreign withholding taxes of $86,379)	$6,542,173
Interest	421,533

Total Investment Income	6,963,706

Expenses:
Investment advisory fees	6,522,745
Distribution fees - Advisor Class	1,934,201
Custodian fees	167,387
Registration expenses	164,224
Dividend expense on securities sold short	144,444
Shareholder communications expenses	125,457
Directors’ fees	93,416
Shareholder services fees	83,139
Service fees for securities sold short	64,667
Accounting fees	45,000
Legal and audit fees	42,737
Interest expense	805
Miscellaneous expenses	66,116

Total Expenses	9,454,338

Less:
Advisory fee reduction on unsupervised assets (Note 3)	(12,408)

Net Expenses	9,441,930

Net Investment Loss	(2,478,224)

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Swap Contracts, and Foreign Currency:
Net realized gain on investments	27,623,301
Net realized loss on securities sold short	(2,568,794)
Net realized gain on swap contracts	475,592
Net realized gain on foreign currency transactions	4,590,243

Net realized gain on investments, securities sold short, swap contracts, and foreign currency transactions	30,120,342

Net change in unrealized appreciation/depreciation:
on investments	(15,997,549)
on securities sold short	(2,729,079)
on swap contracts	(503,693)
on foreign currency translations	3,230,199

Net change in unrealized appreciation/depreciation on investments, securities sold short, swap contracts, and foreign currency translations	(16,000,122)

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Swap Contracts, and Foreign Currency	14,120,220

Net Increase in Net Assets Resulting from Operations	$11,641,996

See accompanying notes to financial statements.

The Gabelli ABC Fund

Statement of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2014	December 31, 2013
Operations:
Net investment income/(loss)	$(2,478,224)	$3,373,581
Net realized gain on investments, securities sold short, swap contracts, and foreign currency transactions	30,120,342	16,539,253
Net change in unrealized appreciation/depreciation on investments, securities sold short, swap contracts, and foreign currency translations	(16,000,122)	14,907,364

Net Increase in Net Assets Resulting from Operations	11,641,996	34,820,198

Distributions to Shareholders:
Net investment income
Class AAA	(2,857,994)	(412,054)
Advisor Class	(1,513,443)	(289,686)

	(4,371,437)	(701,740)

Net realized gain
Class AAA	(10,440,428)	(6,883,973)
Advisor Class	(12,601,017)	(11,614,846)

	(23,041,445)	(18,498,819)

Return of capital
Class AAA	—	(317,964)
Advisor Class	—	(223,538)

	—	(541,502)

Total Distributions to Shareholders	(27,412,882)	(19,742,061)

Capital Share Transactions:
Class AAA	221,055,527	139,152,015
Advisor Class	42,644,911	366,137,467

Net Increase in Net Assets from Capital Share Transactions	263,700,438	505,289,482

Redemption Fees	2,887	25,341

Net Increase in Net Assets	247,932,439	520,392,960
Net Assets:
Beginning of year	1,123,971,475	603,578,515

End of year (including undistributed net investment income of $0 and $1,376,237, respectively)	$1,371,903,914	$1,123,971,475

See accompanying notes to financial statements.

The Gabelli ABC Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations				Distributions									Ratios to Average Net Assets/ Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss) (a)		Net Realized and Unrealized Gain on Investments	Total from Investment Operations	Net Investment Income		Net Realized Gain on Investments	Return of Capital		Total Distributions	Redemption Fees (a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses	Portfolio Turnover Rate
Class AAA
2014	$10.24	$(0.00	)(b)	$0.12	$0.12	$(0.05)		$(0.18)	—		$(0.23)	$0.00	$10.13	1.2%	$659,818	(0.04)%	0.58%	281%
2013	9.96	0.06		0.43	0.49	(0.01)		(0.19)	$(0.01)		(0.21)	0.00	10.24	4.9	446,566	0.63	0.58	324
2012	9.76	0.02		0.49	0.51	(0.04)		(0.27)	—		(0.31)	0.00	9.96	5.2	299,111	0.17	0.60	256
2011	9.86	(0.01)		0.20	0.19	(0.08)		(0.21)	—		(0.29)	0.00	9.76	1.9	247,060	(0.06)	0.62	276
2010	9.69	(0.01)		0.41	0.40	—		(0.23)	—		(0.23)	0.00	9.86	4.1	176,169	(0.07)	0.64	363
Advisor Class
2014	$10.16	$(0.03)		$0.12	$0.09	$(0.02)		$(0.18)	—		$(0.20)	$0.00	$10.05	0.9%	$712,086	(0.30)%	0.83%	281%
2013	9.89	0.03		0.43	0.46	(0.00	)(b)	(0.19)	$(0.00	)(b)	(0.19)	0.00	10.16	4.7	677,405	0.29	0.83	324
2012	9.69	0.01		0.47	0.48	(0.01)		(0.27)	—		(0.28)	0.00	9.89	4.9	304,468	0.14	0.85	256
2011	9.79	(0.00	)(b)	0.16	0.16	(0.05)		(0.21)	—		(0.26)	0.00	9.69	1.6	245,032	(0.05)	0.87	276
2010	9.65	(0.03)		0.40	0.37	—		(0.23)	—		(0.23)	0.00	9.79	3.8	270,772	(0.31)	0.89	363

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions.
(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

The Gabelli ABC Fund

Notes to Financial Statements

1. Organization. The Gabelli ABC Fund, a series of Gabelli Investor Funds, Inc., was incorporated on October 30, 1992 in Maryland. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary objective is to achieve total returns that are attractive to investors in various market conditions without excessive risk of capital loss. The Fund commenced investment operations on May 14, 1993.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of December 31, 2014 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/14
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Computer Software and Services	$43,520,417	—	$5,000	$43,525,417
Energy and Utilities	113,577,125	—	0	113,577,125
Health Care	170,142,197	—	147,163	170,289,360
Retail	86,243,510	—	27,300,000	113,543,510
Wireless Communications	3,901,029	—	1	3,901,030
Other Industries (a)	422,699,548	—	—	422,699,548
Total Common Stocks	840,083,826	—	27,452,164	867,535,990
Preferred Stocks (a)	196,960	—	—	196,960
Rights:
Health Care	158,525	—	813,758	972,283
Wireless Communications	—	—	1,764,000	1,764,000
Total Rights	158,525	—	2,577,758	2,736,283
Warrants (a)	138,603	—	—	138,603
Convertible Corporate Bonds (a)	—	$403,750	—	403,750
Corporate Bonds (a)	—	80,000	—	80,000
U.S. Government Obligations	—	553,076,978	—	553,076,978
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$840,577,914	$553,560,728	$30,029,922	$1,424,168,564
LIABILITIES (Market Value):
Securities Sold Short (a)	$(29,161,231)	—	—	$(29,161,231)
TOTAL INVESTMENTS IN SECURITIES - LIABILITIES	$(29,161,231)	—	—	$(29,161,231)
OTHER FINANCIAL INSTRUMENTS:
ASSETS (Unrealized Appreciation):*
Forward Foreign Exchange Contracts	—	$1,972,697	—	$1,972,697
TOTAL OTHER FINANCIAL INSTRUMENTS:	—	$1,972,697	—	$1,972,697

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.
*	Other financial instruments are derivatives reflected in the SOI, such as options, futures, forwards, and swaps, which may be valued at the unrealized appreciation/depreciation of the instrument.

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

The Fund did not have material transfers among Level 1, Level 2, and Level 3 during the year ended December 31, 2014. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance as of 12/31/13	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ depreciation†	Purchases	Sales	Transfers into Level 3††	Transfers out of Level 3††	Balance as of 12/31/14	Net change in unrealized appreciation/ depreciation during the period on Level 3 investments still held at 12/31/14†
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Computer Software and Services	$1,252,421	—	$67,376	$(74,455)	—	$(1,240,342)	—	—	$5,000	—
Energy and Utilities	0	—	—	—	—		—	—	0	—
Healthcare	12,863	—	29,915	23,539	$0	(39,874)	$120,720	—	147,163	$26,443
Metals and Mining	1	—	14	—	—	(15)	—	—	—	—
Retail	—	—	—	103,620	27,196,380		—	—	27,300,000	103,620
Wireless Communications	—	—	—	—	—	—	1		1	—
Total Common Stocks	1,265,285	—	97,305	52,704	27,196,380	(1,280,231)	120,721	—	27,452,164	130,063
Rights:
Healthcare	77,392	—	—	197,123	539,243	—	—	—	813,758	206,623
Wireless Communications	—	—	—	127,696	1,636,304				1,764,000	127,696
Total Rights	77,392	—	—	324,819	2,175,547	—	—	—	2,577,758	334,319
TOTAL INVESTMENTS IN SECURITIES	$1,342,677	—	$97,305	$377,523	$29,371,927	$(1,280,231)	$120,721	—	$30,029,922	$464,382

†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.
††	The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the beginning of the reporting period.

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

The following tables summarize the valuation techniques used and unobservable inputs utilized to determine the value of certain of the Fund’s Level 3 investments as of December 31, 2014:

Description	Balance at 12/31/14	Valuation Technique	Unobservable Input	Range
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Retail	$27,300,000	Acquisition price	Discount Range	0%
Other Industries (a)	152,164
Rights (a)	2,577,758

	$30,029,922

(a)	Includes fair value securities of investments developed using various valuation techniques and unobservable inputs.

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount Range	Decrease	Increase

Additional Information to Evaluate Qualitative Information.

    General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

    Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

The Fund’s derivative contracts held at December 31, 2014, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

    Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon receipt or payment of a periodic payment or termination of swap agreements. At December 31, 2014, the Fund held no investments in equity contract for difference swap agreements.

The Fund’s volume of activity in equity contract for difference swap agreements which were held through February 6, 2014 had an average monthly notional amount of approximately $19,593,501, while held.

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

    Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Forward foreign exchange contracts at December 31, 2014 are reflected within the Schedule of Investments.

The Fund’s volume of activity in forward foreign exchange contracts during the year ended December 31, 2014 had an average monthly notional amount of approximately $90,603,846.

As of December 31, 2014, the value of forward foreign exchange contracts can be found in the Statement of Assets and Liabilities under Assets, Unrealized appreciation on forward foreign exchange contracts. For the year ended December 31, 2014, the effect of forward foreign exchange contracts can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Swap Contracts, and Foreign Currency, within Net realized gain on foreign currency transactions and Net change in unrealized appreciation/depreciation on foreign currency translations.

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

At December 31, 2014, the Fund’s derivative assets (by type) are as follows:

	Gross Amounts of Recognized Assets Presented in the Statement of Assets and Liabilities	Gross Amounts Available for Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Assets
Forward Foreign Exchange Contracts	$1,972,697	$-	$1,972,697

The following table presents the Fund’s derivative assets by counterparty net of the related collateral segregated by the Fund for the benefit of the counterparty as of December 31, 2014:

	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Counterparty
State Street Bank & Trust Co.	$1,972,697	$(1,972,697)	$-	$-

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. Securities sold short at December 31, 2014 are reflected within the Schedule of Investments. For the year ended December 31, 2014, the Fund incurred $64,667 in service fees related to its short sale positions. The amount is included in the Statement of Operations - Expenses - Services fees for securities sold short.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted securities the Fund held at December 31, 2014, refer to the Schedule of Investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Custodian Fee Credits. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.”

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the tax treatment of currency gains and losses, reclassifications of gains on investments in swaps, and tax equalization utilized during the year. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2014, reclassifications were made to decrease accumulated distributions in excess of net investment income by $4,238,889 and increase accumulated distributions in excess of net realized gain on investments, securities sold short, swap contracts, and foreign currency transactions by $7,549,203, with an offsetting adjustment to paid-in capital.

The tax character of distributions paid during the year ended December 31, 2014 and 2013 was as follows:

	Year Ended	Year Ended
	December 31, 2014*	December 31, 2013
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$19,527,235	$10,463,064
Net long term capital gains	10,906,473	8,737,495
Return of capital	—	541,502

Total distributions paid	$30,433,708	$19,742,061

*	Total distributions paid differs from the Statement of Changes in Net Assets due to the utilization of equalization.

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2014, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments and foreign currency translations	$4,947,437
Undistributed ordinary income	378,982
Mark-to-market of foreign currency gain/(loss)	(1,972,697)

Total	$3,353,722

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward for an unlimited period capital losses incurred. As a result of the rule, post-enactment capital losses that are carried forward will retain their character as either short term or long term capital losses.

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

The following summarizes the tax cost of investments and the related net unrealized appreciation/depreciation at December 31, 2014:

	Cost/ (Proceeds)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Investments	$1,418,115,288	$32,429,080	$(26,375,804)	$6,053,276
Securities sold short	(26,032,817)	9,673	(3,138,087)	(3,128,414)

		$32,438,753	$(29,513,891)	$2,924,862

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2014, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2014, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.50% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

There was a reduction in the advisory fee paid to the Adviser relating to certain portfolio holdings, i.e., unsupervised assets, of the Fund with respect to which the Adviser transferred dispositive and voting control to the Fund’s Proxy Voting Committee. During the year ended December 31, 2014, the Fund’s Proxy Voting Committee exercised control and discretion over all rights to vote or consent with respect to such securities, and the Adviser reduced its fee with respect to such securities by $12,408.

The Fund pays each Director who is not considered an affiliated person an annual retainer of $9,000 plus $2,000 for each Board meeting attended. Each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of the Audit Committee and the Lead Director each receive a $2,000 annual fee. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for the Advisor Class Shares pursuant to Rule 12b-1 under the 1940 Act. Under the Advisor Class Share Plan, payment is authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Adviser, at an annual rate of 0.25% of the average daily net assets of the Advisor Class Shares, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2014, other than short term securities and U.S. Government obligations, aggregated $1,939,935,701 and $1,533,587,261, respectively.

6. Transactions with Affiliates. During the year ended December 31, 2014, the Fund paid brokerage commissions on security trades of $555,134 to G.research, Inc., an affiliate of the Adviser.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2014, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

As of December 31, 2014, the Fund’s Adviser and its affiliates beneficially owned greater than 25% of the voting securities of the Fund. This includes accounts for which the affiliates of the Adviser have voting control but disclaim pecuniary interest.

7. Line of Credit. The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at the higher of the sum of the LIBOR rate plus 100 basis points or the sum of the federal funds rate plus 100 basis points at the time of borrowing. This amount, if any, would be included in “Interest expense” in the Statement of Operations. During the year ended December 31, 2014, there were no borrowings under the line of credit.

8. Capital Stock. The Fund offers Class AAA Shares and Advisor Class Shares to investors without a front-end sales charge. Class AAA Shares are available directly through the Distributor or through the Fund’s transfer agent. Advisor Class Shares are available through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with the Distributor.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2014 and 2013, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

Transactions in shares of capital stock were as follows:

	Year Ended		Year Ended
	December 31, 2014		December 31, 2013
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	36,821,992	$379,359,005	21,783,757	$223,059,319
Shares issued upon reinvestment of distributions	1,244,948	12,623,758	699,878	7,131,764
Shares redeemed	(16,530,742)	(170,927,236)	(8,920,072)	(91,039,068)

Net increase	21,536,198	$221,055,527	13,563,563	$139,152,015

Advisor Class
Shares sold	33,189,108	$338,441,498	50,598,342	$515,494,591
Shares issued upon reinvestment of distributions	1,089,221	10,957,568	884,481	8,942,104
Shares redeemed	(30,079,314)	(306,754,155)	(15,604,684)	(158,299,228)

Net increase	4,199,015	$42,644,911	35,878,139	$366,137,467

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli ABC Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

Gabelli Investor Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Gabelli ABC Fund (the “Fund”), the sole series of Gabelli Investor Funds, Inc., as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the Fund’s custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 25, 2015

The Gabelli ABC Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli ABC Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[4]

INTERESTED DIRECTORS[3]:

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 72	Since 1993	28	Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc., and Chief Investment Officer–Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/ GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group, Inc. (communications); Director of RLJ Acquisition Inc. (blank check company) (2011-2012)

INDEPENDENT DIRECTORS[5]:

Anthony J. Colavita Director Age: 79	Since 1993	37	President of the law firm of Anthony J. Colavita, P.C.	—

Vincent D. Enright Director Age: 71	Since 1993	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corporation (publicutility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008-2014); Director of the LGL Group, Inc. (diversified manufacturing) (2011-2014)

Mary E. Hauck Director Age: 72	Since 2000	4	Retired Senior Manager of the Gabelli-O’Connor Fixed Income Mutual Funds Management Company	—

Kuni Nakamura Director Age: 46	Since 2009	14	President of Advanced Polymer, Inc. (chemical wholesale company); President of KEN Enterprises, Inc.	—

Werner J. Roeder, MD Director Age: 74	Since 1993	23	Former Medical Director of Lawrence Hospital and practicing private physician	—

The Gabelli ABC Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years
OFFICERS:

Bruce N. Alpert President Age: 63	Since 2003	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; and an Officer of registered investment companies in the Gabelli/GAMCO Fund Complex; Director of Teton Advisors, Inc. 1998-2012; Chairman of Teton Advisors, Inc. 2008-2010; President of Teton Advisors, Inc. 1998-2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Andrea R. Mango Secretary Age: 42	Since November 2013	Counsel of Gabelli Funds, LLC; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company 2011-2013; Vice President and Counsel of Deutsche Bank 2006-2011

Agnes Mullady Treasurer Age: 56	Since 2006	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Fund Complex

Richard J. Walz Chief Compliance Officer Age: 55	Since November 2013	Chief Compliance Officer of the Gabelli/GAMCO Fund Complex; Chief Compliance Officer of AEGON USA Investment Management LLC 2011-2013; Chief Compliance Officer of Cutwater Asset Management 2004-2011

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Directors who are not interested persons are considered “Independent” Directors.

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC and GAMCO Asset Management Inc., which are affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

This page was intentionally left blank.

THE GABELLI ABC FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Mario J. Gabelli, CFA, is Chairman and Chief Executive Officer of GAMCO Investors, Inc. that he founded in 1977 and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

2014 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2014, the Fund paid to shareholders ordinary income distributions (comprised of net investment income and short term capital gains) totaling $0.153 and $0.126 per share for Class AAA and Advisor Class Shares, respectively, and long term capital gains totaling $10,906,473, or the maximum allowable. The distribution of long term capital gains has been designated as a capital gain dividend by the Fund’s Board of Directors. For the year ended December 31, 2014, 17.45% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 29.35% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 4.84% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010. The Fund designates 74.91% of the ordinary income distribution as qualified short term gain pursuant to the American Jobs Creation Act of 2004.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the year ended December 31, 2014 which was derived from U.S. Treasury securities was 0.00%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Gabelli ABC Fund did not meet this strict requirement in 2014. The percentage of U.S. Government securities held as of December 31, 2014 was 40.31%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

THE GABELLI ABC FUND

One Corporate Center

Rye, New York 10580-1422

t  800-GABELLI (800-422-3554)

f  914-921-5118

e  info@gabelli.com

    GABELLI.COM

Net Asset Value per share available daily by calling
800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS	OFFICERS
Mario J. Gabelli, CFA	Bruce N. Alpert
Chairman and	President
Chief Executive Officer,
GAMCO Investors, Inc.	Andrea R. Mango Secretary
Anthony J. Colavita President, Anthony J. Colavita, P.C.	Agnes Mullady Treasurer
Vincent D. Enright Former Senior Vice President and Chief Financial Officer, KeySpan Corp.	Richard J. Walz Chief Compliance Officer
Mary E. Hauck Former Senior Portfolio Manager, Gabelli-O’Connor Fixed Income Mutual Fund Management Co.	DISTRIBUTOR G.distributors, LLC CUSTODIAN, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT

Kuni Nakamura President, Advanced Polymer, Inc.	State Street Bank and Trust Company

Werner J. Roeder, MD Former Medical Director, Lawrence Hospital	LEGAL COUNSEL Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli ABC Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB408Q414AR

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Directors has determined that Vincent D. Enright is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $24,250 for 2013 and $25,000 for 2014.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2013 and $0 for 2014.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $5,090 for 2013 and $5,209 for 2014. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns and fees relate to Passive Foreign Investment Company identification database subscription fees, billed on an annual basis.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2013 and $0 for 2014.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A

(c)	100%

(d)	N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $33,520 for 2013 and $37,645 for 2014.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(12.other)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Gabelli Investor Funds, Inc.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/06/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/06/2015

By (Signature and Title)* /s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date 3/06/2015

* Print the name and title of each signing officer under his or her signature.